Exhibit 99.2

Nasdaq: ONDS 1 Secofid Qu6rter 2025 E6rfiifigs Rele6se Copyright 2025. All rights reserved. NASDAQ: ONDS | August 12, 2025

Nasdaq: ONDS This presentation may contain "forward - looking statements" as that term is defined under the Private Securities Litigation Reform Act of 1995 (PSLRA), which statements may be identified by words such as "expects," "projects," "will," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning . Ondas Holdings Inc . (“Ondas” or the “Company”) cautions readers that forward - looking statements are predictions based on its current expectations about future events . These forward - looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions that are difficult to predict . The Company’s actual results, performance, or achievements could differ materially from those expressed or implied by the forward - looking statements as a result of a number of factors, including, the risks discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10 - K filed with the U . S . Securities and Exchange Commission (“SEC”), in the Company’s Quarterly Reports on Form 10 - Q filed with the SEC, and in the Company’s other filings with the SEC . The Company undertakes no obligation to publicly update or revise any forward - looking statements, whether as a result of new information, future events or otherwise that occur after that date, except as required by law . Also, this presentation contains certain non - GAAP financial measures . For a description of these non - GAAP financial measures, including reconciliations to the most comparable measure under GAAP, see the Appendix to this presentation . Information in this presentation is not an offer to sell securities or the solicitation of an offer to buy securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction . 2 Discl6imer

ONDAS Holdings Inc.
Nasdaq: ONDS

Leadership Team



ONDAS HOLDINGS INC.

Eric Brock

CHAIRMAN & CEO

Eric is an entrepreneur with over 25 years of management and investing experience.



ONDAS HOLDINGS INC.

Neil Laird

CFO

Neil is an experienced financial executive with over 25 years in the technology sector.



ONDAS AUTONOMOUS SYSTEMS

Oshri Lugassy

Co-CEO

Oshri is a defense and technology leader with decades of experience in autonomous systems, global business development, and military command.



ONDAS AUTONOMOUS SYSTEMS

Meir Kliner

PRESIDENT

Meir is an entrepreneur with over 20 years of proven track record in aerospace development and manufacturing.



ONDAS NETWORKS

Markus Nottelmann

CEO

Markus has extensive experience introducing new technologies into railroad markets, holding leadership roles in finance and operations across multiple companies.

3

4 Nasdaq: ONDS Agefid6 • Introduction • Financial Review • Business Update • Ondas Networks • Ondas Autonomous Systems (OAS) • Closing Remarks • Q&A

ONDAS Holdings Inc.
Nasdaq: ONDS

Overview

Momentum continues in Q2—Record year expected

- Advancing **multi-year growth plan**; reiterate target for at least **$25 million in revenue for 2025**
  - Generated $6.3 million in revenue in Q2 2025, a 555% increase from Q2 2024
- OAS delivering on and **expanding existing customer programs**
  - Iron Drone operational, expanding with initial military customer in Middle East
  - Optimus drone network fleet expansion continues for UAE public safety customer
- OAS is **capturing new programs**; pipeline is growing and maturing
  - Iron Drone order with NATO governmental entity operational at international airport
  - Successful Iron Drone pilot with major Asian homeland security organization
  - Additional military / HLS customers expected in 2025
- Ondas Networks targeting **dot16 with multiple Railroad networks and applications**
  - IEEE announced the ratification of the IEEE 802.16t (**dot16**) wireless standard
  - **dot16** selected as NGHE communications platform by the AAR


AIROBOTICS

5

ONDAS Holdings Inc.
Nasdaq: ONDS

Executing our Plan

Demonstrating traction with our financial model

- Executing **multiple programs** for Optimus and Iron Drone with military and public safety
  - OAS has secured $39 million of orders in last 12 months
  - Consolidated backlog has grown to $22 million from $10 million at Q4 2024
- **Growing operational footprint** in U.S. and Europe to support scaled platform adoption
  - American Robotics U.S. footprint to deploy OAS' platform technologies and value-added services
  - Important ecosystem partnerships to support S&M, production and field support
- Launched **strategic M&A program** with strong and mature target pipeline, supported by strong growth of core business and strong balance sheet
- Announced **Rift Dynamics partnership** agreement for **Wåsp**, a low-cost attritable drone
- **Strong balance sheet and liquidity position**
  - Convertible notes at Ondas Holdings have been fully retired via equity conversion
  - Strong capital base with $68.6 million of cash as of Q2 2025
  - Expanded KLEAR partnership supporting M&A program and working capital


AIROBOTICS

6

ONDAS Holdings Inc.
Nasdaq: ONDS

Favorable Policy Remains a Tailwind

FAA ushers in BVLOS rulemaking intended to open the skies


UNLEASHING AMERICAN
DRONE DOMINANCE
DELIVERED BY PRESIDENT TRUMP AND SECRETARY DUFFY

- **BVLOS (Beyond Visual Line if Sight) Enablement** – FAA rulemaking supports nationwide deployment of autonomous drones like Optimus and Iron Drone Raider
- **Infrastructure Airspace Access** – Section 2209 grants operators exclusive flight rights over critical infrastructure, benefiting secure drone operations
- **Federal CUAS Investment** – New funding and training initiatives fuel demand for counter-drone technologies like Iron Drone Raider
- **Buy American Advantage** – Executive Orders prioritize U.S.-built drones, boosting demand for NDAA-compliant platforms
- **FAA Part 108 Regulation** – New framework transitions industry to certified operations, accelerating adoption in public safety and defense sectors
- **OBBBA Policy Acceleration** – Expands federal funding for autonomous drone adoption across defense, HLS, and infrastructure markets


UNLEASHING AMERICAN
DRONE DOMINANCE

We believe Ondas is a significant beneficiary in the advancement of BVLOS regulations

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ONDAS Holdings Inc.
Nasdaq: ONDS

Rift Dynamics

Ondas' investment in Rift Dynamics strengthens its positioning in the defense drone space

- **Wåsp** adds a low-cost, attritable drone to Ondas' existing portfolio
- Complements Optimus and Iron Drone Raider with loitering strike capability
- Establishing a European partner for NATO-aligned capabilities
- Enhances U.S. go-to-market strategy through exclusive partner rights
- Aligns with high-priority U.S. DoD programs being pursued by American Robotics
- Addresses large DOD budget line items; and $1.0 billion segment outline in the OBBBA

Pedigree	Rift Dynamics leadership & Wåsp Advantage
Industrial Readiness	20,000+ units/ month global capacity; initial 500 unit order planned via American Robotics
Affordability	"Cheap to use, cheap to lose" mission pricing
Modularity	Payload-agnostic design, AI/autonomy roadmap underway
Compliance	NDAA, Military Open 1A, and EASA C2 certifications
Go-to-Market Velocity	Exclusive U.S. rights with early traction via American Robotics
Leadership	Veteran team from Nordic Unmanned, Kongsberg, and Norwegian Special Forces, **led by Knut Roar Wiig** (NU founder)


MASS LETHALITY

ONDAS | RIFT DYNAMICS

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FINANCIAL REVIEW Nasdaq: ONDS 9 First Quarter 2025 Earnings Release Copyright 2025. All rights reserved. NASDAQ: ONDS | August 13, 2025

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: 10 10 (1) See the “Non - GAAP Financial Measures” section in the Appendix. • P&L reflects early stage of initial platform adoption for Ondas Networks and OAS • Expect gross margin to remain variable as product mix shifts • Increase in cash operating expenses to support growth of OAS backlog and strategic initiatives • Adjusted EBITDA improved $905k YoY Fifi6fici6l Review Q2 2025 Three Months Ended June 30, SELECT P&L DATA 2024 2025 (Unaudited) $ 957,851 $ 6,273,388 Revenues, net 1,148,746 2,941,318 Cost of goods sold (190,895) 3,332,070 Gross profit 8,112,695 12,581,174 Total operating expenses $ (8,303,590) $ (9,249,104) Operating Loss $ (8,269,736) $ (10,750,150) Net Loss $ 6,559,195 $ 9,351,334 Cash Operating Expenses (1) $ (6,730,982) $ (5,826,125) Adjusted EBITDA (1)

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: • Cash balance of $68.6 million • Cash provided by financing includes: • $42.7 million from the sale of stock and pre - funded warrants • $10.0 million in proceeds from exercised warrants and options • Healthy cash balance supports growth plan Fifi6fici6l Review Q2 2025 Six Months Ended June 30, SELECT CASH FLOW DATA 2024 2025 (Unaudited) $ (16,274,722) $ (15,062,923) Net cash used in operating activities (2,314,873) (305,819) Net cash provided by (used in) investing activities 8,542,969 53,920,721 Net cash provided by financing activities (10,046,626) 38,551,979 Increase (Decrease) in cash 15,022,000 29,999,321 Cash, cash equivalents and restricted cash, beginning of period $ 4,975,374 $ 68,551,300 Cash, cash equivalents and restricted cash, end of period Partnership with Klear will support non - dilutive working capital funding for our core growth plan and strategic acquisitions 11 11

Nasdaq: ONDS KEY FINANCIAL INSIGHTS: 11 12 • Cash position reflects the equity offering and warrant exercises • Holdings convertible debt outstanding reduced from $44.6 million to $5.2 million • The remaining balance of convertible debt at the holding company was converted in July 2025 B6l6fice Sheet Q2 2025 Dec. 31, 2024 Jun. 30, 2025 SELECT BALANCE SHEET DATA (Unaudited) ASSETS $ 29,999,321 $ 68,551,300 Cash and restricted cash $ 109,622,288 $ 151,950,806 Total assets LIABILITIES AND STOCKHOLDERS' DEFICIT $ 44,617,229 $ 5,244,799 Holdings Convertible Debt $ 8,036,195 $ 9,329,953 Subsidiary Convertible Debt $ 1,573,215 $ 1,800,000 Other Debt $ 54,226,639 $ 16,374,752 Total debt $ 73,677,776 $ 39,292,810 Total liabilities $ 19,361,205 $ 21,836,812 Redeemable noncontrolling interests $ 16,583,307 $ 90,821,184 Total Stockholders' equity $ 109,622,288 $ 151,950,806 Total liabilities and stockholders' equity

13 Nasdaq: ONDS 13 C6pit6liz6tiofi Shares Outstanding Rollforward # of Shares 137,426,546 Shares Outstanding as of May 14, 2025 23,882,500 Convertible Debt Conversions 34,000,000 June Equity Offering(1) 11,423,620 Warrants Exercised / Options & RSUs 206,732,666 Shares Outstanding as of June 30, 2025: 6,950,574 Convertible Debt Conversions 2,800,000 June Equity Offering (2) 2,681,578 Warrants Exercised / Options & RSUs 219,164,818 Shares Outstanding as of August 12, 2025: (1) Includes 27.2 million common shares issues and 6.8 million pre - funded warrants which were exercised, all related to the June X, 2025 equity offering. (2) Includes 2.8 million pre - funded warrants related to the June 11, 2025 offering. Descriptiofi of Sh6res Issued sifice M6y 14, 2025: • Ondas executed a public equity offering on June 11, 2025, that raised $42.7 million and included: • 27.2 million common shares • 9.6 million pre - funded warrants • Convertible debt of $23.8 million was converted into 30.8 million shares • Previously outstanding warrants and options were exercised; generating $11.7 million in gross proceeds in exchange for 14.1 million shares • Key outcomes: • Convertible debt overhang was entirely eliminated • $54.4 million in gross proceeds to fund growth plan

ONDAS Holdings Inc.
Nasdaq: ONDS

802.16t Acceptance Broadening

dot16 relevant for all private railroad networks

- 900 MHz field trials are rapidly progressing with several Class 1 railroads, as are full-scale deployments on several transit agencies
    - Class I railroad pilots included multiple new use cases in the 900 MHz network demonstrating the value of a multi-purpose network
- Several Class 1s have started engaging in discussions on the efficiencies to be gained through the application of **dot16 to the PTC 220 MHz**
    - A 5x capacity improvement allows the railroads to avoid costly spectrum purchases while running additional data applications over the 220 MHz network
- The **160 MHz network** presents a significant opportunity for all railroads as this is **available systemwide** and as it is the **largest block of spectrum** owned and operated by the railroads
    - dot16 will transform a legacy voice network into a high-capacity data and Voice-over-IP system

IEEE 802.16t was formally ratified by the IEEE in May 2025; development of this standard was led by Ondas with support from the AAR and the broader railroad ecosystem dot16 enables massive capacity increases for legacy networks

Frequency	Current Usage	Network Capacity Improvement
160 MHz	Voice Only	Infinite
220 MHz	PTC	5x
450 MHz	HOT / EOT	37x
900 MHz A Block	CTC / Wayside	37x

Selection of dot16 as wireless backbone for the 450 MHz NGHE network has accelerated discussions with customers on all rail networks

15

Nasdaq: ONDS dot16 over 160 MHz Demonstrating the value of connecting multiple applications, including Voice, over a dot16 network • We are launching a field trial in Q3 2025 to demonstrate the versatility of converting a 160 MHz network to dot16 on a large railroad network • Project will convert a legacy voice (land mobile radio) network into a dot16 enabled IP network that can transport voice and new safety and operational applications • Multiple wayside systems will be connected to the railroad's back office • Demonstrations include dot16 enabled Voice - over - IP handsets that have the potential to significantly improve the quality of mission - critical voice communication • Expect to expand the field demonstration of dot16 over 160 MHz to a Class 1 railroad in the first half of next year • With the potential converting the systemwide 160 MHz network to dot 16 , we are seeing a growing ecosystem of applications that communicate over dot 16 to enable safer and more efficient rail systems The 160 MHz wireless spectrum band is the Class I railroads' largest network in terms of channel bandwidth and has full coverage over the entire railway footprint (160,000 miles) 16

Nasdaq: ONDS G6ifiifig Momefitum 17 Progress on ongoing projects and responding to new customer opportunities • Continuing support for 900 MHz system deployments • Migration to new 900 MHz A - Block for primary use progressing • 900 MHz as an alternative path for 220 MHz applications • Field testing 900 MHz equipment to provide a general - purpose network in dark territory for a Class 1 rail operator • Amtrak 220 MHz PTC data radio program on track • Expect delivery of PTC data radios to start this quarter • Engaging with NEC operators on additional opportunities • NGHE Applications • MxV is driving finalization of the NGHE 4.0 standard by end of year • Engaging with HOT / EOT vendors to commercialize next gen products • Delivering solutions for big data challenges related to mission - critical inspections and field work

Nasdaq: ONDS • Generated $6.1 million in revenues for Q2 2025; captured $23.3 million in orders YTD • More than 6 - fold increase from the same period in 2024 • OAS backlog growth continued; supported by growing global demand for the Optimus and Iron Drone platforms • Secured $3.8 million orders for expansion and support of the Optimus Drone Network in UAE • Secured $14.3 million Optimus System order from a major defense customer • Secured and executed orders for two new defense/ HLS customers for Iron Drone • $3.4 million order securing critical locations for NATO member country • $1.7 million order for border security for major governmental customer in Asia • Expect both pilots to become infrastructure deployment programs • Secured a purchase order from a major U.S. urban public safety agency for the Kestrel System 19 19 OAS Highlights Defense and Homeland Security Expansion Continues

ONDAS Holdings Inc.
Nasdaq: ONDS

Expansion Highlights

World Tour Continues

Plans for new demos with key US entities such as USAF, NYPD and others… participating in Interpol San Diego / US Southern Border CUAS Expo in September

- Iron Drone's demonstration tour continued opening many new opportunities in global markets
- Engaged directly with top-tier defense and public safety stakeholders
- Completed two strategic programs in Europe and Asia; continuing with more relevant projects to accelerate our global expansion
- Participating in Project Vanaheim – a joint collaborative project of the United States and United Kingdom initiated to "shape the future" of C-UAS capabilities
- World tour is unlocking new integrations to other C2 and detections systems
  - Creates new partnerships to accelerate larger market opportunities
  - Integrations validate the flexibility, modularity and robustness of the Iron Drone Raider


NEW YORK POST
METRO
EXCLUSIVE
NYC eyes system using net-firing drones to entangle and take down 'hostile' drones







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ONDAS Holdings Inc. Nasdaq: ONDS

Operating Platform Expansion

Enabling Rapid Growth

- Supported by talent acquisition, building OAS as a full operating platform – not just great products, but the infrastructure to deploy them
- Established new Advisory Board and appointment of Brigadier General (Res.) Yaniv Rotem
  - Leverages leadership experience as former Head of R&D at the Israel Ministry of Defense
  - Supports global defense partnerships and accelerated scaling of OAS's Optimus and Iron Drone Raider programs
- Senior leadership and talent added in key financial, marketing, and supply chain responsibilities
- Launched a strategic M&A program to accelerate growth.
- Acquired **Zickel Engineering** in July 2025, adding an elite engineering team and expanding our capabilities:
  - Addressing the highest end of the market for defense systems
  - Carries important classifications and certifications supporting important defense industry customers and ecosystem partners and vendors



Brigadier General (Res.) Yaniv Rotem.

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Nasdaq: ONDS Product Ro6dm6p 6fid Productiofi Enhancing Product Capabilities and Streamlining Production • Expanded technical and field operations infrastructure to support increased production capacity, field deployments, and long - term program scaling for defense and homeland security markets • Continued development and integration of Physical AI - enabled mission planning and real - time engagement software across both the Optimus and Iron Drone platforms • Integrated the Iron Drone Raider with leading, drone detection systems and widely deployed C2 systems used by NATO - allied end users • Integration is a key driver of our product distribution strategy • More partnerships and integrations expected in the 2H 2025 22

ONDAS Holdings Inc.
Nasdaq: ONDS

Accelerating U.S. Expansion

Establishing scalable operating platform

- **Mistral** provides strategic access to Federal procurement channels
  - 30+ years of deep contracting expertise and agency relationships in U.S. defense and homeland security
  - Driving business development for Iron Drone Raider and Optimus platform
- Mistral focused on U.S. DoD, DHS, public safety & other governmental markets
  - Goal is to capture at least one DoD order by the end of 2025
  - Expansive Replicator 2 DoD initiatives pursued on multiple fronts
- Pipeline maturing across non-military end markets
- Selected opportunities in U.S. pipeline
  - Major urban critical infrastructure / DFR program in the Northeast (> $10 million)
  - Fleet expansion with existing utility customer
  - Initial Optimus deployment planned with commercial operator at U.S. military base in 2H 2025
  - Fortune 100 customer to secure campus operations

MISTRAL INC. DETROIT MANUFACTURING SYSTEMS

- **Detroit Manufacturing Systems** (DMS) to support domestic production
  - Manufacturing at Kinetyc facility in Michigan — NDAA-compliant, Made in USA
  - Strengthens supply chain resilience with reduced costs and faster delivery
  - Improves gross margin profile through design-for-manufacture (DFM) at scale

Update on GreenUAS

Optimus is making substantial progress – **stay tuned**

Iron Drone will be submitted in Q3

Effective July 2025, GreenUAS are automatically added to the BlueUAS cleared list

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Nasdaq: ONDS 24 First Quarter 2025 Earnings Release OUTLOOK Copyright 2025. All rights reserved. NASDAQ: ONDS | August 13, 2025

ONDAS Holdings Inc.
Nasdaq: ONDS

Strategic Growth Plan Update

Acquisitions provide fuel for operational flywheel to drive capital efficient growth plan

Organic + Strategic Growth

- Lead with high value, proven reliable autonomous platforms
- Advance service delivery and scalable operating capabilities to drive organic growth
- Pursue strategic acquisitions to leverage global operations:
  - Broaden and deepen our solutions portfolio
  - Capture additional customers
  - Expand supply chain and production
  - Drive field support and sustainment capabilities

Transaction pipeline is robust; several deals in advanced diligence stage with attractive strategic and financial characteristics

MARKETS | CUSTOMERS

Defense, homeland security, public safety, critical infrastructure and industrial

TECHNOLOGY CAPABILITIES

Optimus™, Iron Drone™, Insightful™ + AI and Strategic Roadmap

OPERATING PLATFORM

Sales and Marketing, Supply Chain, Production, Regulations, Field Services & Sustainment, Finance & Administration, Legal, & Gov't

FINANCIAL PLATFORM

Access to Capital, FCF Reinvestment, Capital Allocation

25

ONDAS Holdings Inc.
Nasdaq: ONDS

Outlook for 2025

Positioned for a record year in 2025; strong progress on all KPIs

Revenue Target

$25 Million

New Military / HLS Customers

4

Deliver Current Backlog

$22.0 Million

New Industry Partnerships

4

2H 2025 Bookings Target

$23 Million +

Control Acquisitions

2

Expanded Programs

Expanded Customer Base

Expanded Partner Ecosystem

Growing Operational Scale

Growing Strategic Footprint

26

Q&A First Quarter 2025 Earnings Release Copyright 2025. All rights reserved. NASDAQ: ONDS | August 13, 2025

28 Nasdaq: ONDS (1) See the “Non - GAAP Financial Measures” section below. Appefidix Three Months Ended June 30, 2025 ADJUSTED EBITDA RECONCILIATION 2024 2025 (Unaudited) $ (8,269,736) $ (10,750,150) Net Loss 111,234 188,980 Depreciation (33,854) 1,501,046 Other (income) expense, net 1,053,377 1,055,306 Amortization of intangible assets 407,997 2,178,693 Stock - based compensation $ (6,730,982) $ (5,826,125) Adjusted EBITDA (1) Three Months Ended June 30, 2025 Cash Operating Expense Reconciliation 2024 2025 (Unaudited) $ 8,112,695 $ 12,581,174 Total operating expenses (111,234) (188,980) Depreciation (1,053,377) (1,055,306) Amortization of intangible assets (388,889) (1,985,554) Stock - based compensation $ 6,559,195 $ 9,351,334 Total Cash Operating Expense

29 Nasdaq: ONDS As required by the rules of the Securities and Exchange Commission ("SEC"), we provide a reconciliation of Adjusted EBITDA and cash operating expenses, the non - GAAP financial measures, contained in this press release to the most directly comparable measures under GAAP, which reconciliations are set forth in the tables below . We believe that Adjusted EBITDA and cash operating expenses facilitate analysis of our ongoing business operations because such measures exclude items that may not be reflective of, or are unrelated to, the Company's core operating performance, and may assist investors with comparisons to prior periods and assessing trends in our underlying businesses . Other companies may calculate Adjusted EBITDA and cash operating expenses differently, and therefore our measures may not be comparable to similarly titled measures used by other companies . Adjusted EBITDA and cash operating expenses should only be used as supplemental measures of our operating performance . We believe that Adjusted EBITDA improves comparability from period to period by removing the impact of our capital structure (interest and financing expenses), asset base (depreciation and amortization), tax impacts and other adjustments as set out in the table below, which management has determined are not reflective of core operating activities and thereby assist investors with assessing trends in our underlying businesses . We believe that cash operating expenses improve comparability from period to period by removing the impact of depreciation, amortization and stock - based compensation as set out in the tables below, which management has determined are not reflective of core operating expenses and thereby assist investor with assessing trend in our underlying business . Management uses Adjusted EBITDA and cash operating expenses in making financial, operating, and planning decisions and evaluating the Company's ongoing performance . Nofi - GAAP Fifi6fici6l Me6sures

Copyright 2025. All rights reserved. THANK YOU NASDAQ: ONDS | August 12, 2025